Exhibit 99.4
Last Updated      7/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$4	$75	$204	$—	$284	$14
2	Pinnacle West Energy	—	—	—	—	—	—
3	APS Energy Services	1	(1)	2	(2)	—	3
4	SunCor	9	1	(1)	6	14	(36)
5	El Dorado	(2)	—	(3)	(1)	(6)	(3)
6	Parent Company	5	4	—	1	9	6

7	Income From Continuing Operations	17	79	202	4	301	(16)

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—	—	—	—	—	(1)
9	SunCor	—	—	7	2	9	(1)
10	Other	—	—	—	(3)	(3)	(2)

11	Total	—	—	7	(1)	6	(4)
12	Net Income	$17	$79	$209	$3	$307	$(20)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$0.04	$0.75	$2.03	$—	$2.82	$0.12
14	Pinnacle West Energy	—	—	—	—	—	—
15	APS Energy Services	0.01	(0.01)	0.01	(0.02)	(0.01)	0.02
16	SunCor	0.09	0.01	(0.01)	0.06	0.15	(0.35)
17	El Dorado	(0.02)	—	(0.03)	(0.01)	(0.06)	(0.03)
18	Parent Company	0.04	0.04	—	0.01	0.09	0.06

19	Income From Continuing Operations	0.16	0.79	2.00	0.04	2.99	(0.18)

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—	—	—	—	—	—
21	SunCor	—	(0.01)	0.07	0.02	0.08	(0.02)
22	Other	—	—	—	(0.03)	(0.02)	(0.02)

23	Total	—	(0.01)	0.07	(0.01)	0.06	(0.04)

24	Net Income	$0.16	$0.78	$2.07	$0.03	$3.05	$(0.22)

25	BOOK VALUE PER SHARE	$34.45	$34.13	$35.55	$35.15	$35.15	$0.67

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	100,622	100,779	100,829	100,963	100,835	825
27	End of Period	100,115	100,290	100,367	100,486	100,486	838
See Glossary of Terms.

Last Updated     7/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$246	$335	$574	$263	$1,418	$147
29	Business	264	342	425	323	1,355	116

30	Total retail	510	677	999	586	2,773	263
	Wholesale revenue on delivered electricity
31	Traditional contracts	5	9	12	7	34	12
32	Off-system sales	7	10	16	17	49	3
33	Transmission for others	7	7	8	7	29	3
34	Other miscellaneous services	7	8	9	10	33	2

35	Total regulated operating electricity revenues	536	711	1,044	627	2,918	283

	MARKETING AND TRADING
36	Electricity and other commodity sales	72	93	99	78	342	11

37	Total operating electric revenues	$608	$804	$1,143	$705	$3,260	$294

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,734	3,287	5,084	2,667	13,771	777
39	Business	3,285	4,004	4,426	3,685	15,400	424

40	Total retail	6,019	7,291	9,510	6,352	29,171	1,201
	Wholesale electricity delivered
41	Traditional contracts	175	262	296	190	923	40
42	Off-system sales	243	310	478	448	1,481	(132)
43	Retail load hedge management	117	254	529	125	1,026	(564)

44	Total regulated electricity	6,554	8,117	10,813	7,115	32,601	545

	MARKETING AND TRADING
45	Wholesale sales of electricity	1,923	2,648	3,146	1,681	9,397	(6,958)

46	Total electric sales	8,477	10,765	13,959	8,796	41,998	(6,413)

See Glossary of Terms.

Last Updated     7/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$160	$118	$137	$150	$160	$(13)
48	Deferred fuel and purchased power costs — current period	25	104	69	(9)	189	(55)
49	Regulatory disallowance	—	(14)	—	—	(14)	(14)
50	Interest on deferred fuel	2	1	2	2	7	(1)
51	Amounts recovered through revenues	(69)	(72)	(58)	(32)	(231)	34

52	Deferred fuel and purchased power regulatory asset — ending balance	$118	$137	$150	$111	$111	$(49)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$13	$23	$6	$11	$54	$—
54	Mark-to-market reversals on realized sales (a) (b)	(8)	1	(3)	(3)	(7)	7
55	Change in mark-to-market value of forward sales	10	(6)	2	2	1	1

56	Total gross margin	$15	$18	$5	$10	$48	$8

	By Pinnacle West Entity

57	APS	$(1)	$7	$—	$—	$7	$(7)
58	Pinnacle West	11	10	1	9	31	14
59	APS Energy Services	5	1	4	1	10	1
60	Pinnacle West Energy	—	—	—	—	—	—

61	Total gross margin	$15	$18	$5	$10	$48	$8

Future Marketing and Trading Mark-to-Market Realization
As of December 31, 2007, Pinnacle West had accumulated net mark-to-market gains of $9 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2008, $2 million; and thereafter, $7 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market gain of $7 million was transferred to “realized” for the total year of 2007. A $7 million realized gain is included in the $54 million on line 53 for the total year of 2007.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.
See Glossary of Terms.

Last Updated      7/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter

2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	965,428	962,095	963,874	972,654	966,013	29,549
63	Business	118,649	119,792	120,918	121,898	120,314	4,883

64	Total	1,084,077	1,081,887	1,084,792	1,094,552	1,086,327	34,432
65	Wholesale customers	63	62	61	56	61	(16)

66	Total customers	1,084,140	1,081,949	1,084,853	1,094,608	1,086,388	34,416

67	Customer growth (% over prior year)	3.8%	3.5%	3.2%	2.6%	3.3%	(1.1)%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

68	Residential	2,657	3,220	4,810	2,704	13,390	378
69	Business	3,228	3,977	4,368	3,663	15,236	223

70	Total	5,885	7,197	9,178	6,367	28,626	601

	RETAIL USAGE (KWh/Average Customer)

71	Residential	2,832	3,417	5,275	2,742	14,256	380
72	Business	27,687	33,425	36,601	30,230	127,998	(1,751)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	2,752	3,346	4,990	2,780	13,861	(33)
74	Business	27,205	33,199	36,126	30,047	126,633	(3,431)

	ELECTRICITY DEMAND (MW)

75	Native load peak demand	4,496	6,705	7,128	5,089	7,128	(92)
See Glossary of Terms.

Last Updated      7/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	2,299	1,846	2,218	1,430	7,794	806
77	Coal	3,164	3,265	3,563	3,350	13,342	166
78	Gas, oil and other	1,151	1,518	2,480	1,554	6,703	(681)

79	Total generation production	6,614	6,629	8,261	6,334	27,839	291

	Purchased power
80	Firm load	278	1,676	2,521	913	5,388	1,098
81	Marketing and trading	2,128	3,097	3,993	2,078	11,296	(7,572)

82	Total purchased power	2,406	4,773	6,514	2,991	16,684	(6,474)

83	Total energy sources	9,020	11,402	14,775	9,325	44,523	(6,183)

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	94%	75%	89%	57%	79%	8%
85	Coal	84%	86%	93%	87%	87%	0%
86	Gas, oil and other	16%	21%	34%	21%	23%	(2)%
87	System average	50%	49%	61%	47%	52%	1%

	Generation Capacity Out of Service
	and Replaced for Native Load
	(average MW/day) (a)
88	Nuclear	57	266	22	470	204	51
89	Coal	203	189	79	164	158	76
90	Gas	267	405	147	264	271	182

91	Total	527	860	248	898	633	309

(a)	Includes planned and unplanned outages
See Glossary of Terms.

Last Updated      7/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2007

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$54.62	$64.64	$69.26	$57.18	$61.43	$4.67
93	SP15	$60.02	$68.75	$68.84	$68.13	$66.44	$4.49
	Off-Peak
94	Palo Verde	$42.06	$41.46	$37.03	$44.39	$41.24	$4.15
95	SP15	$45.86	$46.14	$41.23	$50.71	$45.99	$5.38

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	172	1,708	2,686	595	5,161	466
97	Heating degree-days	589	8	—	398	995	144
98	Average humidity	36%	18%	30%	30%	30%	2%
	10-Year Averages
99	Cooling degree-days	96	1,554	2,544	441	4,635	—
100	Heating degree-days	517	28	—	394	939	—
101	Average humidity	42%	22%	32%	38%	33%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
102	Single-family	7,017	7,447	4,827	1,530	20,821	(7,155)
103	Multi-family	4,131	3,573	2,687	2,193	12,833	2,726

104	Total	11,148	11,020	7,514	3,723	33,654	(4,429)

	Arizona Job Growth (c)
105	Payroll job growth (% over prior year)	4.1%	3.3%	2.6%	0.1%	2.5%	(2.9)%
106	Unemployment rate
	(%, seasonally adjusted)	4.0%	3.7%	3.6%	4.1%	3.9%	(0.2)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security
See Glossary of Terms.